UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 6, 2017

Multi Packaging Solutions International Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-37598	98-1249740
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

(Address of Principal Executive Offices)

(441) 295-5950

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of Material Definitive Agreement

On June 6, 2017, and in connection with the Merger (as defined below), Multi Packaging Solutions International Limited, a Bermuda exempted company (“MPS”), terminated the Amended and Restated Credit Agreement, dated as of February 14, 2014, among Multi Packaging Solutions Limited, a limited liability company incorporated under the laws of England and Wales, MPS/CSK Holdings, Inc., a Delaware corporation, Multi Packaging Solutions, Inc., a Delaware corporation, MPS Mustang Corp., a Delaware corporation, Multi Packaging Solutions Global Limited, a limited liability company incorporated under the laws of England and Wales, the other guarantors party thereto from time to time, the lenders party thereto from time to time and Barclays Bank PLC, as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). No early termination penalties were incurred by MPS in connection with the termination of the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 6, 2017, pursuant to the Agreement and Plan of Merger, dated as of January 23, 2017 (the “Merger Agreement”), by and among WestRock Company, a Delaware corporation (“WestRock”), WRK Merger Sub Limited, a Bermuda exempted company and a wholly-owned subsidiary of WestRock (“Merger Sub”), and MPS, Merger Sub merged with and into MPS (the “Merger”), with MPS surviving the Merger as a wholly-owned subsidiary of WestRock.

At the effective time of the Merger, each issued and outstanding common share of MPS (other than shares owned by (i) MPS or WestRock or any of their respective subsidiaries or (ii) any MPS shareholder who did not vote in favor of the Merger and who complied with all of the provisions of the Companies Act 1981 of Bermuda concerning the right of shareholders to require appraisal of their shares) was automatically canceled and converted into the right to receive $18.00 per common share of MPS (the “Merger Consideration”), without interest.

Each MPS restricted stock award that was outstanding at the effective time of the Merger was canceled in exchange for the right to receive the Merger Consideration, without interest. Each MPS restricted stock unit award that was outstanding at the effective time of the Merger that was subject to performance-based vesting conditions was canceled in exchange for the right to receive the Merger Consideration, without interest, with all applicable performance goals calculated as of the closing date of the Merger as provided in the applicable agreement governing such restricted stock unit award. Each MPS restricted stock unit award that was outstanding at the effective time of the Merger that was not subject to performance-based vesting conditions was assumed by WestRock and converted into an award of restricted stock units of WestRock after giving effect to appropriate adjustments to reflect the consummation of the Merger, as set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to MPS’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2017, and is incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about WestRock, MPS or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by WestRock or MPS. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of WestRock, MPS or any of their respective subsidiaries, affiliates or businesses.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 6, 2017, in connection with the consummation of the Merger, MPS requested that the New York Stock Exchange (“NYSE”) suspend trading of common shares of MPS effective prior to the market opening on June 7, 2017, remove MPS common shares from listing on the NYSE, and file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of MPS common shares and the deregistration of MPS common shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). MPS intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of MPS common shares under Section 12(b) of the Exchange Act and the suspension of MPS’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders

As described in Item 2.01 of this Current Report on Form 8-K, at the effective time of the Merger, each issued and outstanding common share of MPS (other than shares owned by (i) MPS or WestRock or any of their respective subsidiaries or (ii) any MPS shareholder who did not vote in favor of the Merger and who complied with all of the provisions of the Companies Act 1981 of Bermuda concerning the right of shareholders to require appraisal of their shares) was automatically canceled and converted into the right to receive the Merger Consideration, without interest.

In addition, at the effective time of the Merger:

•	each outstanding MPS restricted stock award was canceled in exchange for the right to receive the Merger Consideration, without interest;

•	each outstanding MPS restricted stock unit award that was subject to performance-based vesting conditions was canceled in exchange for the right to receive the Merger Consideration, without interest, with all applicable performance goals calculated as of the closing date of the Merger as provided in the applicable agreement governing such restricted stock unit award; and

•	each outstanding MPS restricted stock unit award that was not subject to performance-based vesting conditions was assumed by WestRock and converted into an award of restricted stock units of WestRock after giving effect to appropriate adjustments to reflect the consummation of the Merger, as set forth in the Merger Agreement.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01	Change in Control of Registrant

As a result of the consummation of the Merger, and upon effectiveness of the Merger, a change in control of MPS occurred, and MPS became a wholly-owned subsidiary of WestRock.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, each of the eight directors of MPS (Marc Shore, Zeina Bain, George Bayly, Richard H. Copans, Eric Kump, Gary McGann, Thomas S. Souleles, and Jason J. Tyler) voluntarily resigned from the board of directors of MPS and from all committees of the board of directors on which they served. As of the effective time of the Merger, the directors became Steven C. Voorhees and Ward H. Dickson.

As of the effective time of the Merger, Marc Shore (Chief Executive Officer), Dennis Kaltman (President), Rick Smith (Executive Vice President), and Ross Weiner (Vice President and Chief Financial Officer) were removed, as a matter of law pursuant to the terms of the Merger Agreement and the Companies Act 1981 of Bermuda, as amended, from their respective positions as officers of MPS. As of the effective time of the Merger, Steven C. Voorhees became the Chief Executive Officer of MPS and Ward H. Dickson became the Chief Financial Officer and Executive Vice President of MPS. Information regarding each of Messrs. Voorhees and Dickson has been previously disclosed in WestRock’s Annual Report on Form 10-K, originally filed with the SEC on November 25, 2016 and WestRock’s Definitive Proxy for its 2017 Annual Meeting of Stockholders, originally filed with the SEC on December 16, 2016, and such information is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the bye-laws of MPS were amended and restated in their entirety to be identical (except with respect to the name of MPS) to the bye-laws of Merger Sub.

A copy of the Amended and Restated Bye-Laws of MPS is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 23, 2017, among WestRock Company, WRK Merger Sub Limited and Multi Packaging Solutions International Limited (incorporated by reference to Exhibit 2.1 of MPS’s Current Report on Form 8-K filed on January 24, 2017)

3.2	Amended and Restated Bye-Laws of Multi Packaging Solutions International Limited, as amended on June 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI PACKAGING SOLUTIONS INTERNATIONAL LIMITED

Date: June 6, 2017	By:	/s/ Robert B. McIntosh
		Name:	Robert B. McIntosh
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 23, 2017, among WestRock Company, WRK Merger Sub Limited and Multi Packaging Solutions International Limited (incorporated by reference to Exhibit 2.1 of MPS’s Current Report on Form 8-K filed on January 24, 2017)

3.2	Amended and Restated Bye-Laws of Multi Packaging Solutions International Limited, as amended on June 6, 2017